CERTIFICATE OF CORRECTION
                                       TO
                      ARTICLES OF AMENDMENT AND RESTATEMENT
                                       OF
                           SENTINEL GROUP FUNDS, INC.
                            (a Maryland corporation)

         SENTINEL GROUP FUNDS, INC., a Maryland corporation having its principal Maryland office c/o CSC - Lawyers Incorporating Service Company, 11 East Chase Street, Baltimore, Maryland 21202 (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland (the "MSDAT") that:

         FIRST: The Articles of Amendment and Restatement of the Corporation, dated January 24, 2006, were filed with the MSDAT on January 26, 2006, at 12:27 p.m. and said Articles of Amendment and Restatement require correction as permitted by Section 1-207 of the Corporations and Associations Article of the Annotated Code of Maryland.

         SECOND: Paragraph (1) of Article FIFTH of the Charter of the Corporation found in the Articles of Amendment and Restatement, as previously filed and to be corrected, reads as follows:

                  (1) The Corporation is authorized to issue TWO BILLION (2,150,000,000) shares, all of which shall be Common Stock, $.01 par value per share ("Common Stock"), and having an aggregate par value of TWENTY MILLION dollars ($21,500,000), of which ONE BILLION NINE HUNDRED MILLION (1,910,000,000) shares are classified and designated as follows:

CLASS A                                                            NUMBER OF SHARES ALLOCATED
-------                                                            --------------------------
Sentinel Balanced Fund                                                      40,000,000
Sentinel Capital Markets Income Fund                                        20,000,000
Sentinel Capital Opportunity Fund                                           40,000,000
Sentinel Common Stock Fund                                                  75,000,000
Sentinel Government Securities Fund                                         90,000,000
Sentinel High Yield Bond Fund                                               20,000,000
Sentinel International Equity Fund                                          15,000,000
Sentinel Mid Cap Growth Fund                                                45,000,000
Sentinel New York Tax-Free Income Fund                                      20,000,000
Sentinel Short Maturity Government Fund                                     70,000,000
Sentinel Small Company Fund                                                160,000,000
Sentinel Tax-Free Income Fund                                               25,000,000
Sentinel U.S. Treasury Money Market Fund                                   750,000,000

CLASS B                                                            NUMBER OF SHARES ALLOCATED
-------                                                            --------------------------
Sentinel Balanced Fund                                                      20,000,000
Sentinel Capital Markets Income Fund                                        10,000,000
Sentinel Capital Opportunity Fund                                           40,000,000
Sentinel Common Stock Fund                                                  20,000,000
Sentinel High Yield Bond Fund                                               20,000,000
Sentinel International Equity Fund                                          20,000,000
Sentinel Mid Cap Growth Fund                                                20,000,000
Sentinel Small Company Fund                                                 40,000,000
Sentinel Tax-Free Income Fund                                               20,000,000
Sentinel U.S. Treasury Money Market Fund                                   100,000,000





CLASS C                                                            NUMBER OF SHARES ALLOCATED
-------                                                            --------------------------
Sentinel Balanced Fund                                                      10,000,000
Sentinel Capital Opportunity Fund                                           40,000,000
Sentinel Capital Markets Income Fund                                        10,000,000
Sentinel Common Stock Fund                                                  10,000,000
Sentinel High Yield Bond Fund                                               10,000,000
Sentinel International Equity Fund                                          10,000,000
Sentinel Mid Cap Growth Fund                                                30,000,000
Sentinel Small Company Fund                                                 40,000,000

CLASS D                                                            NUMBER OF SHARES ALLOCATED
-------                                                            --------------------------
Sentinel Bond Fund                                                          20,000,000

CLASS S                                                            NUMBER OF SHARES ALLOCATED
-------                                                            --------------------------
Sentinel Short Maturity Government Fund                                     50,000,000


         THIRD: The inaccuracy or defect contained in Paragraph (1) of Article FIFTH of the Charter of the Corporation found in Paragraph (1) of Article FIFTH of the Articles of Amendment and Restatement, as previously filed, is that there should have been the correction of a typographical error. Paragraph (1) of Article FIFTH of the Charter of the Corporation found in Paragraph (1) of Article FIFTH of the Articles of Amendment and Restatement, as corrected, reads as follows:

                  (1) The Corporation is authorized to issue TWO BILLION ONE HUNDRED FIFTY MILLION (2,150,000,000) shares, all of which shall be Common Stock, $.01 par value per share ("Common Stock"), and having an aggregate par value of TWENTY-ONE MILLION FIVE HUNDRED THOUSAND dollars ($21,500,000), of which ONE BILLION NINE HUNDRED TEN MILLION (1,910,000,000) shares are classified and designated as follows:

CLASS A                                                            NUMBER OF SHARES ALLOCATED
-------                                                            --------------------------
Sentinel Balanced Fund                                                      40,000,000
Sentinel Capital Markets Income Fund                                        20,000,000
Sentinel Capital Opportunity Fund                                           40,000,000
Sentinel Common Stock Fund                                                  75,000,000
Sentinel Government Securities Fund                                         90,000,000
Sentinel High Yield Bond Fund                                               20,000,000
Sentinel International Equity Fund                                          15,000,000
Sentinel Mid Cap Growth Fund                                                45,000,000
Sentinel New York Tax-Free Income Fund                                      20,000,000
Sentinel Short Maturity Government Fund                                     70,000,000
Sentinel Small Company Fund                                                160,000,000
Sentinel Tax-Free Income Fund                                               25,000,000
Sentinel U.S. Treasury Money Market Fund                                   750,000,000


CLASS B                                                            NUMBER OF SHARES ALLOCATED
-------                                                            --------------------------
Sentinel Balanced Fund                                                      20,000,000
Sentinel Capital Markets Income Fund                                        10,000,000
Sentinel Capital Opportunity Fund                                           40,000,000
Sentinel Common Stock Fund                                                  20,000,000
Sentinel High Yield Bond Fund                                               20,000,000
Sentinel International Equity Fund                                          20,000,000
Sentinel Mid Cap Growth Fund                                                20,000,000
Sentinel Small Company Fund                                                 40,000,000
Sentinel Tax-Free Income Fund                                               20,000,000
Sentinel U.S. Treasury Money Market Fund                                   100,000,000

CLASS C                                                            NUMBER OF SHARES ALLOCATED
-------                                                            --------------------------
Sentinel Balanced Fund                                                      10,000,000
Sentinel Capital Opportunity Fund                                           40,000,000
Sentinel Capital Markets Income Fund                                        10,000,000
Sentinel Common Stock Fund                                                  10,000,000
Sentinel High Yield Bond Fund                                               10,000,000
Sentinel International Equity Fund                                          10,000,000
Sentinel Mid Cap Growth Fund                                                30,000,000
Sentinel Small Company Fund                                                 40,000,000

CLASS D                                                            NUMBER OF SHARES ALLOCATED
-------                                                            --------------------------
Sentinel Bond Fund                                                          20,000,000

CLASS S                                                            NUMBER OF SHARES ALLOCATED
-------                                                            --------------------------
Sentinel Short Maturity Government Fund                                     50,000,000


         IN WITNESS WHEREOF, SENTINEL GROUP FUNDS, INC. has caused this Certificate of Correction to be signed in its name and on its behalf by its President and attested by its Secretary on the 10th day of March 2006.

                                            SENTINEL GROUP FUNDS, INC.


                                            By__________________________________
                                            Christian W. Thwaites
                                            President
Attest:


--------------------------
Kerry A. Jung
Secretary

         THE UNDERSIGNED, President of SENTINEL GROUP FUNDS, INC. (the "Corporation"), who executed on behalf of the Corporation the foregoing Certificate of Correction, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Certificate of Correction to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein are true in all material respects and that this statement is made under the penalties for perjury.



                                              ---------------------------
                                              Christian W. Thwaites
                                              President








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